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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 23, 2008
                        (DATE OF EARLIEST EVENT REPORTED)

                            VASCULAR SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-27605

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         MINNESOTA                                      41-1859679
(State or other jurisdiction                           (IRS Employer
     of incorporation)                               Identification No.)

                               6464 SYCAMORE COURT
                          MINNEAPOLIS, MINNESOTA 55369
                    (Address of principal executive offices)

                                 (763) 656-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is being "furnished" in accordance with Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

     On July 23, 2008 Vascular Solutions, Inc. issued a press release to report the Company's results of operations and financial condition for the completed fiscal quarter ended June 30, 2008. The release is furnished as
     Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (d) The following exhibit is being "furnished" in accordance with Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

     99.1   Press Release, dated July 23, 2008 of Vascular Solutions, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VASCULAR SOLUTIONS, INC.


Date: July 23, 2008                         By:  /s/ James Hennen
                                                 -----------------------------
                                                 James Hennen
                                                 CHIEF FINANCIAL OFFICER

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                                  EXHIBIT INDEX


EXHIBIT NO.                             DESCRIPTION
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   99.1         Press Release dated July 23, 2008 of Vascular Solutions, Inc.